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                                                                 EXHIBIT 10.1.17

                            SEVENTEENTH AMENDMENT TO
                               AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                       OF FELCOR LODGING LIMITED PARTNERSHIP

         This Seventeenth Amendment to Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership is made and entered into effective as of November 1, 2000, by and among FelCor Lodging Trust Incorporated, a Maryland corporation, as the General Partner ("General Partner"), and Bass America, Inc., a Delaware corporation ("BAI"), as an Additional Limited Partner, and all of the persons and entities who are or shall in the future become Limited Partners of this limited partnership in accordance with the provisions of the Partnership Agreement (as hereinafter defined).

                                   RECITALS:

         A. The General Partner and the existing Limited Partners, including BAI, have previously executed and delivered that certain Amended and Restated Agreement of Limited Partnership of FelCor Suites Limited Partnership dated as of July 25, 1994, as previously amended (the "Partnership Agreement"), pursuant to which they have formed a Delaware limited partnership under the name, as amended, of "FelCor Lodging Limited Partnership" (the "Partnership").

         B. Pursuant to that certain Contribution Agreement dated as of the date hereof, by and between BAI and the Partnership (the "Contribution Agreement"), BAI has agreed to contribute to the Partnership 1,000,000 shares of common stock of FelCor Lodging Trust Incorporated in exchange for, among other things, 1,000,000 units of limited partner interest ("Units") of the Partnership.

         C. The parties hereto desire to amend the Partnership Agreement to reflect the foregoing issuance of Units.

                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the agreements and obligations of the parties set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1. Acceptance of Partnership Agreement. BAI does hereby accept and agree to be bound by all of the terms and conditions of the Partnership Agreement, including without limitation, the power of attorney set forth in Section 1.4 thereof. BAI and its Assignees hereby constitutes and appoints the General Partner and the other parties named in Section 1.4, with full power of substitution, as its true and lawful agent and attorney-in-fact, with fall power and


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authority in its name, place and stead, to take the actions set forth in Section
1.4 of the Partnership Agreement, with the same effect as if BAI had been one of the original partners to execute the Partnership Agreement.

         2. Amendment of Exhibit A. Exhibit A to the Partnership Agreement is hereby amended to reflect the admission of BAI as an Additional Limited Partner in the Partnership and the issuance of the Units to BAI.

         3. Priority of Terms of Contribution Agreement The Partnership and BAI mutually agree that to the extent any of the terms of the Contribution Agreement conflict with the terms of the Partnership Agreement, the terms of the Contribution Agreement shall control and the Partnership Agreement shall be deemed amended, as between the Partnership and BAI, to the extent of any such conflicting terms.

         4. Defined Terms: Effect Upon Partnership Agreement. All initially capitalized terms used without definition herein shall have the meanings set forth therefor in the Partnership Agreement. Except as expressly amended hereby, the Partnership Agreement shall remain in full force and effect and each of the parties hereto hereby reaffirms the terms and provisions thereof.

         IN WITNESS WHEREOF, this Seventeenth Amendment to Agreement of Limited Partnership is executed and entered into as of the date first above written.

                                      GENERAL PARTNER:

                                      FELCOR LODGING TRUST INCORPORATED,
                                      a Maryland corporation

                                      By: /s/ LAWRENCE D. ROBINSON
                                          --------------------------------------
                                          Lawrence D. Robinson,
                                          Senior Vice President


                                      LIMITED PARTNER:

                                      BASS AMERICA, INC.,
                                      a Delaware corporation



                                      By: /s/ F. ANDREW SIMPSON
                                          --------------------------------------
                                      Name:  F. Andrew Simpson
                                      Title: President



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                                    LIMITED PARTNERS (for all the Limited
                                    Partners now and hereafter admitted as
                                    Limited Partners of the Partnership,
                                    pursuant to the powers of attorney in favor of the General Partner contained in Section
                                    1.4 of the Partnership Agreement):


                                    By:  FELCOR LODGING TRUST
                                         INCORPORATED, acting as General
                                         Partner and as duly authorized
                                         attorney-in-fact


                                    By: /s/ LAWRENCE D. ROBINSON
                                        ----------------------------------------
                                        Lawrence D. Robinson,
                                        Senior Vice President



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